Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Cash and cash equivalents
		2018	2017

Cash	(i)	2,228,964	1,428,766
Cash equivalents:
Domestic market		1,754,561	1,706,784
Foreign market	(i)	1,564,112	639,543
Total		5,547,637	3,775,093

(i)        On December 31, 2018, cash includes R$963,357 (R$247,286 of cash and R$47,400 of cash equivalents on December 31, 2017) held by subsidiary Braskem Idesa, available for use exclusively in its subsidiary.

This item includes cash, bank deposits and highly liquid financial investments available for redemption within three months. These assets are convertible into a known cash amount and are subject to insignificant risk of change in value.

Cash equivalents in Brazil are mainly represented by fixed-income instruments and time deposits held by the funds FIM Jupiter and FIM Netuno. Cash equivalents abroad mainly comprise fixed–income instruments issued by highly rated financial institutions (time deposit).